Filed pursuant to Rule 497(e);

File Nos. 033-44909 and 811-06520

MANAGERS TRUST I

Managers AMG FQ Global Essentials Fund

Supplement dated July 16, 2012 to the Prospectus dated March 1, 2012,

as supplemented May 25, 2012 and July 1, 2012

The following information supplements and supersedes any information to the contrary relating to Managers AMG FQ Global Essentials Fund (the “Fund”), a series of Managers Trust I (the “Trust”), contained in the Fund’s prospectus dated March 1, 2012, as supplemented May 25, 2012 and July 1, 2012 (the “Prospectus”).

Effective July 1, 2012, the “Annual Fund Operating Expenses” table under the section titled “Fees and Expenses of the Fund” on page 14 of the Prospectus is hereby replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Service Class	Institutional Class
Management Fee	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.67%	0.60%	0.42%
Acquired Fund Fees and Expenses	0.22%	0.22%	0.22%

Total Annual Fund Operating Expenses[1]	1.74%	1.42%	1.24%

Fee Waiver and Expense Reimbursements[2]	(0.13)%	(0.13)%	(0.13)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.61%	1.29%	1.11%

[1]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of the Fund’s Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired funds.

[2]

Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2014 to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-l) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.89% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. Under such arrangement, if the maximum amount of shareholder servicing fees and distribution and service (12b-l) fees were charged to the classes under the current applicable plans, the total annual fund operating expenses (excluding the other items noted in the parenthetical above) of the Investor Class, Service Class, and Institutional Class would be 1.39%, 1.14% and 0.89%, respectively, of the average daily net assets of such classes. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees. Fee Waiver and Expense Reimbursements rounds to less than 0.01%.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE